FAIR VALUE MEASUREMENTS - The Group's financial assets and liabilities measured at fair value on a recurring basis (Details) - Fair Value, Measurements, Recurring [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Marketable securities	$ 69,804	$ 55,344
Financial assets related to foreign currency derivative hedging contracts	133	1,489
Total financial net assets	69,937	56,833
Fair Value, Inputs, Level 2 [Member]
Marketable securities	69,804	55,344
Financial assets related to foreign currency derivative hedging contracts	133	1,489
Total financial net assets	$ 69,937	$ 56,833